EXHIBIT 99.3

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-6,
                   Asset-Backed Certificates, Series 2005-6

                                                                  Exhibit 99.3


GSAA 2005-05-06 Term Sheet - Price/Yield - A4

Goldman, Sachs & Co

Balance                 $100,000,000.00   Delay              0
Coupon                  3.39              Dated              5/27/2005
Settle                  5/27/2005         First Payment      6/25/2005


Price at Par
-----------------------------------------------------------------------------------------------------------------------
            Prepay           5 CPR           10 CPR          15 CPR          20 CPR          25 CPR          30 CPR
=======================================================================================================================
              Yield           3.414            3.414           3.414           3.414           3.414           3.414
        Disc Margin              30               30              30              30              30              30

                WAL           20.56            14.01            9.90            7.42            5.80            4.67
           Mod Durn           14.60            10.97            8.28            6.48            5.21            4.28
   Principal Window   06/18 - 03/30    11/12 - 08/23   05/10 - 08/18   01/09 - 06/15   02/08 - 04/13   08/07 - 10/11

          LIBOR_1MO          3.0900           3.0900          3.0900          3.0900          3.0900          3.0900
          LIBOR_6MO          3.4300           3.4300          3.4300          3.4300          3.4300          3.4300
          LIBOR_1YR          3.7000           3.7000          3.7000          3.7000          3.7000          3.7000
            CMT_1YR          3.2900           3.2900          3.2900          3.2900          3.2900          3.2900

Optional Redemption        Call (Y)         Call (Y)        Call (Y)         Call (Y)        Call (Y)       Call (Y)




Price at Par
---------------------------------------------------
            Prepay          35 CPR          40 CPR
===================================================
              Yield           3.414           3.414
        Disc Margin              30              30

                WAL            3.84            3.16
           Mod Durn            3.57            2.98
   Principal Window   04/07 - 09/10   12/06 - 11/09

          LIBOR_1MO          3.0900          3.0900
          LIBOR_6MO          3.4300          3.4300
          LIBOR_1YR          3.7000          3.7000
            CMT_1YR          3.2900          3.2900

Optional Redemption        Call (Y)        Call (Y)



No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-05-06 Effective WAC Cap Schedule


Asumptions:
o   One and Six month LIBOR remain constant at 20%
o   Prepayments at 20 CPR
o   Bonds pay on the 25th
o   Actual/360
o April 01,2005 Balance rolled forward at 6 CPR, notional to all bond balances


-------------------------------------------------
                                    Effective
     Period     Distribution Date    WAC Cap
-------------------------------------------------
            1       25-Jun-05       10.00000
            2       25-Jul-05        9.95147
            3       25-Aug-05        9.90009
            4       25-Sep-05        9.86243
            5       25-Oct-05        9.82795
            6       25-Nov-05        9.77533
            7       25-Dec-05        9.74471
            8       25-Jan-06        9.68926
            9       25-Feb-06        9.64937
           10       25-Mar-06        9.67133
           11       25-Apr-06        9.57040
           12       25-May-06        9.55330
           13       25-Jun-06        9.48985
           14       25-Jul-06        9.47748
           15       25-Aug-06        9.41100
           16       25-Sep-06        9.37254
           17       25-Oct-06        9.36734
           18       25-Nov-06        9.29627
           19       25-Dec-06        9.29587
           20       25-Jan-07        9.22286
           21       25-Feb-07        9.19404
           22       25-Mar-07        9.30728
           23       25-Apr-07        9.13972
           24       25-May-07        9.15270
           25       25-Jun-07        9.07143
           26       25-Jul-07        9.08866
           27       25-Aug-07        9.00629
           28       25-Sep-07        8.97920
           29       25-Oct-07        9.00605
           30       25-Nov-07        8.91803
           31       25-Dec-07        8.94801
           32       25-Jan-08        8.85780
           33       25-Feb-08        8.83357
           34       25-Mar-08        8.96493
           35       25-Apr-08        9.37815
           36       25-May-08        9.47827
           37       25-Jun-08        9.37399
           38       25-Jul-08        9.52653
           39       25-Aug-08        9.42160
           40       25-Sep-08        9.41807
           41       25-Oct-08        9.61612
           42       25-Nov-08        9.50183
           43       25-Dec-08        9.59844
           44       25-Jan-09        9.48032


No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

           45       25-Feb-09        9.46986
           46       25-Mar-09        9.82651
           47       25-Apr-09        9.45647
           48       25-May-09        9.57867
           49       25-Jun-09        9.45094
           50       25-Jul-09        9.56252
           51       25-Aug-09        9.43114
           52       25-Sep-09        9.42130
           53       25-Oct-09        9.53909
           54       25-Nov-09        9.40256
           55       25-Dec-09        9.52442
           56       25-Jan-10        9.39467
           57       25-Feb-10        9.41948
           58       25-Mar-10       10.05201
           59       25-Apr-10       11.02148
           60       25-May-10       11.44984
           61       25-Jun-10       11.08062
           62       25-Jul-10       11.45011
           63       25-Aug-10       11.08087
           64       25-Sep-10       11.08226
           65       25-Oct-10       11.45507
           66       25-Nov-10       11.08742
           67       25-Dec-10       11.45878
           68       25-Jan-11       11.09090
           69       25-Feb-11       11.09270
           70       25-Mar-11       12.28696
           71       25-Apr-11       11.10623
           72       25-May-11       11.47886
           73       25-Jun-11       11.11050
           74       25-Jul-11       11.48287
           75       25-Aug-11       11.11445
           76       25-Sep-11       11.11648
           77       25-Oct-11       11.48916
           78       25-Nov-11       11.12065
           79       25-Dec-11       11.49355
           80       25-Jan-12       11.12498
           81       25-Feb-12       11.12720
           82       25-Mar-12       11.92819
           83       25-Apr-12       11.17811
           84       25-May-12       11.55787
           85       25-Jun-12       11.18744
           86       25-Jul-12       11.56288
           87       25-Aug-12       11.19237
           88       25-Sep-12       11.19491
           89       25-Oct-12       11.57111
           90       25-Nov-12       11.20373
           91       25-Dec-12       11.58339
           92       25-Jan-13       11.21586
           93       25-Feb-13       11.22210
           94       25-Mar-13       12.43152
           95       25-Apr-13       11.23520
           96       25-May-13       11.61656
           97       25-Jun-13       11.24859
           98       25-Jul-13       11.63068
           99       25-Aug-13       11.26253
          100       25-Sep-13       11.26972
          101       25-Oct-13       11.65295
          102       25-Nov-13       11.28452

          103       25-Dec-13       11.66856
          104       25-Jan-14       11.29994
          105       25-Feb-14       11.30789
          106       25-Mar-14       12.52842
          107       25-Apr-14       11.32427
          108       25-May-14       11.71047
          109       25-Jun-14       11.34133
          110       25-Jul-14       11.72847
          111       25-Aug-14       11.35911
          112       25-Sep-14       11.36828
          113       25-Oct-14       11.76058
          114       25-Nov-14       11.39077
          115       25-Dec-14       11.78054
          116       25-Jan-15       11.41048
          117       25-Feb-15       11.42065
          118       25-Mar-15       12.65578
          119       25-Apr-15       11.45611
          120       25-May-15       11.85276